AMENDMENT TO LAW COMPANIES GROUP, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


         This Amendment to the Law Companies Group, Inc. Supplemental Executive Retirement Plan ("Amendment") is entered into and made effective this 10th day of August, 1999, by and between LawGibb Group, Inc., f/k/a Law Companies Group, Inc. (the "Company") and Bruce C. Coles (the "Participant"). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Plan.

         WHEREAS, by Resolution adopted May 10, 1996, the Board of Directors of the Company established a Supplemental Executive Retirement Plan effective as of September 1, 1995 (the "Plan"); and

         WHEREAS, the Plan document stated in error that the Plan was effective on August 31, 1996; and

         WHEREAS, consistent with and subsequent to the effective date of the Plan, the Company has made an annual contribution to the Account on or about September 1 of each year, for the twelve-month period ending August 31 of that year; and

         WHEREAS, the parties desire to amend the Plan to make certain technical corrections consistent with the prior direction of the Company's Board of Directors.

         NOW,  THEREFORE,  in  consideration  of the mutual  recitals  set forth
herein  and  for  other  good  and  valuable  consideration,   the  receipt  and
sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Amendment to Introductory Paragraph. The introductory paragraph beginning with the words "NOW THEREFORE," and ending in the words "compensated employees." is hereby deleted in its entirety and replaced with the following:

                  "NOW THEREFORE, the Company hereby establishes the following Supplemental Executive Retirement Plan effective September 1, 1995 ("Effective Date") which constitutes an unfunded nonqualified plan that benefits an employee who is within a select group of key management or highly compensated employees."

         2. Amendment to Section 1.11. Section 1.11 is hereby deleted in its entirety and replaced with the following:

                  "1.11  Plan Year.    "Plan Year" means the twelve-month period
                  beginning September 1 of each year and ending August 31 of the following year."

         3. Amendment to Section 2.1. The last sentence of Section 2.1(a) is hereby deleted in its entirety and replaced with the following:

                  "For example, if the Participant terminates employment with the Company on July 31, 2002, the Account shall be credited with a contribution of 11/12 of $65,437.00 for Plan Year 2002.

         4. Amendment to Section 7.9. Section 7.9 is hereby deleted in its entirety and replaced with the following:

                  "7.9 Effective Date. This Plan will be operative and effective on September 1, 1995."

         5. Effect of Amendment. Except as expressly provided herein, all other terms and provisions of the Plan shall remain in full force and effect.

         6.   Counterparts.   This   Amendment   may  be  executed  in  multiple
counterparts, each of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company and the Participant have executed this Amendment on the date first above written.

                                                 LawGibb Group, Inc.
                                                 f/k/a Law Companies Group, Inc.

Attest:
                                        By: /s/ Steven Muller
/s/ R.B. Fooshee                        -------------------------------
______________________________          Name: Dr. Steven Muller
Its Executive Vice President & CFO
                                        Title: Director & Chairman,
/s/ Keith C. Groen                             Compensation Committee
------------------------------
Its Secretary

                                             /s/ Bruce C. Coles
                                             --------------------------------
                                             Bruce C. Coles